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                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            DATA TRANSLATION, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:
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                          DATA TRANSLATION, INC.

               PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS TO
               BE HELD ON WEDNESDAY, MAY 14, 1997 AT 10:00 A.M.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

 The undersigned hereby constitutes and appoints Ellen W. Harpin and Gary B. Godin, and each of them, as proxies of the undersigned (the "Proxies"), with full power to appoint his or her substitute, and authorizes each of them to represent and to vote all shares of common stock of Data Translation, Inc. (the "Company") held by the undersigned at the close of business on April 4, 1997, at the 1997 Annual Meeting of Stockholders to be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts, on May 14, 1997 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                                        SEE REVERSE
                                                            SIDE

   DETACH CARD BELOW, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                            DATA TRANSLATION, INC.
                100 LOCKE DRIVE, MARLBORO, MASSACHUSETTS 01752


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE



 1.  Proposal to elect Ellen W. Harpin as a                        With-
     Class I Director of the Company to serve for a      For       hold
     three-year term until the 2000 annual meeting       [_]       [_]
     of stockholders and until her successor is duly elected and qualified.

     WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1 AND IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE STAMPED ENVELOPE PROVIDED.

     The above signed stockholder(s) hereby acknowledge(s) receipt of a copy of the accompanying Notice of 1997 Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 1996 annual report to stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

     Please sign name exactly as shown on stock certificate. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating such person's title or authority. If a partnership, please sign in partnership name by authorized person.


Signature:                Date:         Signature:                Date:
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